Basic and Diluted Loss Per Share	6 Months Ended
Jun. 30, 2025
Basic and Diluted Loss Per Share [Abstract]
Basic and diluted loss per share

Note 21 — Basic and diluted loss per share

The Company computes net (loss) earnings per share of Ordinary Class A and Ordinary Class B shares using the two-class method. Basic net (loss) earnings per share is computed using the weighted-average number of shares outstanding during the period. Diluted (loss) earnings per share is calculated by adjusting the weighted average number of ordinary shares in issue during the year to assume conversion of all dilutive potential ordinary shares. Because the Company has reported a net loss for the six months ended June 30, 2025 and 2024, diluted net loss per common share is the same as basic net loss per common share for such periods as any dilutive shares during these periods would be anti-dilutive.

The numerical disclosures required under IAS 33 paragraphs 70–73, including the loss attributable to each class of ordinary shares, weighted-average shares, and per-share amounts for continuing and discontinued operations, are presented within the consolidated statement of profit or loss and other comprehensive income or loss.